CLAYMORE EXCHANGE-TRADED FUND TRUST

Guggenheim Enhanced Short Duration ETF
(the “Fund”)

Supplement to the Fund’s Summary Prospectus and
Prospectus dated September 28, 2016, as supplemented

Effective immediately, the sixth paragraph in the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted and replaced with the following:

The Fund may invest, without limitation, in U.S. dollar-denominated debt securities of foreign issuers, including emerging market issuers. The Fund may also invest up to 20% of its assets in sovereign and corporate debt securities denominated in foreign currencies. The Investment Adviser may attempt to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). The Fund may also invest up to 25% of its assets in municipal securities. The Fund will not invest in options contracts, futures contracts or swap agreements.

Claymore Exchange-Traded Fund Trust
227 West Monroe Street
Chicago, Illinois 60606

Please Retain This Supplement for Future Reference

January 13, 2017	GSY-COMBO-SUP3